UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 7, 2026

ADEIA INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-39304	84-4734590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 Orchard Parkway

San Jose, California 95134

(Address of Principal Executive Offices, including Zip Code)

(408) 473-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	ADEA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2026 Annual Meeting of Stockholders of Adeia Inc. (the “Company”) held on May 7, 2026, the following proposals were approved by the stockholders of the Company: (i) to elect seven (7) members of the Board of Directors to hold office until the next annual meeting or until their successors are duly elected and qualified; (ii) to hold an advisory vote to approve the compensation of our named executive officers as described in this proxy statement; (iii) to approve an amendment to the Amended and Restated 2020 Equity Incentive Plan to increase the number of shares reserved for issuance by an additional 10,700,000 shares of common stock; and (iv) to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026, each by the votes set forth below:

Proposal 1 – Election of Directors:

Name of Director	For	Against	Abstain	Broker Non-Vote
Paul E. Davis	96,135,328	118,425	26,063	8,281,349
V. Sue Molina	95,802,114	427,828	49,874	8,281,349
Daniel Moloney	95,409,283	843,983	26,550	8,281,349
Tonia O'Connor	95,500,991	736,669	42,156	8,281,349
Adam Rymer	96,171,570	82,242	26,004	8,281,349
Phylis Turner-Brim	95,491,799	762,118	25,899	8,281,349
Sandeep Vij	95,667,363	570,749	41,704	8,281,349

Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation:

For	Against	Abstain	Broker Non-Vote
94,464,253	1,774,851	40,712	8,281,349

Proposal 3 – Approval of an Amendment to the Amended and Restated 2020 Equity Incentive Plan

For	Against	Abstain	Broker Non-Vote
92,842,214	3,399,879	37,723	8,281,349

Proposal 4 – Ratification of Appointment of Independent Registered Public Accounting Firm:

For	Against	Abstain
102,595,650	1,942,187	23,328

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2026	ADEIA INC.

	By:	/s/ Keith A. Jones
	Name:	Keith A. Jones

	Title:	Chief Financial Officer